UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 01, 2026

IPC Alternative Real Estate Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-272750	87-1302380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 218-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01 Completion of Acquisition or Disposition of Assets.

IPC Alternative Real Estate Income Trust, Inc. (the "Company") is the sole general partner of IPC Alternative Real Estate Operating Partnership, LP (the "Operating Partnership"). As previously disclosed, the Company expects to invest its capital and all of the proceeds raised in its offerings in the Operating Partnership in exchange for units of the Operating Partnership ("OP Units") and to hold no assets other than OP Units. As a result, it expects to consolidate the Operating Partnership. Effective May 1, 2026, following the contribution of capital raised as a result of the May 1, 2026 closing in its public offering, the Company determined that its investment in the Operating Partnership was significant to the Operating Partnership, as determined in accordance with generally accepted accounting principles. As a result, effective May 1, 2026 the Company will consolidate the Operating Partnership and present the results of operations on a consolidated basis.

As of December 31, 2025, the Operating Partnership had total assets of $431.7 million and its real property portfolio consisted of 35 properties totaling approximately 746,601 square feet of medical outpatient properties, 250,755 square feet of self-storage properties and one student housing property with 406 student housing beds.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited consolidated financial statements of the Operating Partnership as of December 31, 2025 and 2024, and the related consolidated statements of operations and comprehensive loss, of partners’ capital and of cash flows for each of the two years in the period ended December 31, 2025, including the related notes are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma consolidated financial information of the Company with respect to the consolidation of the Operating Partnership is filed as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited consolidated financial statements of the Operating Partnership (incorporated by reference to pages 126 through 155 of the Annual Report on Form 10-K filed by the Company on March 18, 2026)

99.2

Unaudited pro forma consolidated financial information of the Company, which includes the unaudited pro forma consolidated balance sheet as of December 31, 2025 and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC ALTERNATIVE REAL ESTATE INCOME TRUST, INC.

Date:	May 1, 2026	By:	/s/ Jerry Kyriazis
Jerry Kyriazis Chief Financial Officer